Supplement dated July 29, 2021
to the Prospectus dated May 1, 2015 for
Protective Variable Annuity NY B Series, C Series, L Series
 and to the Prospectus dated May 1, 2021 for
Protective Variable Annuity NY II B Series
Issued by
Protective Life and Annuity Insurance Company
Variable Annuity Account A of Protective Life

This Supplement amends certain information contained in the prospectus (the “Prospectus”) for your variable annuity contract (the “Contract”). Please read this Supplement carefully and keep it with your Contract Prospectus for future reference.

On August 7, 2021, QS Investors, LLC (“QS Investors”), the subadviser to the QS Legg Mason Dynamic Multi-Strategy VIT Portfolio (the “Fund”) which is available as an Investment Option under the Contract, will merge with and into Franklin Advisers, Inc. (“Franklin Advisers”).  As a result of the merger, Franklin Advisers will replace QS Investors as subadviser to the Fund.

Both QS Investors and Franklin Advisers are wholly-owned subsidiaries of Franklin Resources, Inc. The merger will not change the manner in which the Fund is managed, nor will it result in any change in the nature or amount of services provided by the subadviser to the Fund, or the fees paid to the subadviser.  The merger will not affect your rights or the fees charged under the Contract.

Effective August 7, 2021 (the “Effective Date”), the Fund will also be renamed Franklin Multi Asset Dynamic Multi-Strategy VIT. As of the Effective Date, all references to QS Legg Mason Dynamic Multi-Strategy VIT Portfolio in the Prospectus will be removed and replaced with Franklin Multi Asset Dynamic Multi-Strategy VIT.

For additional information about the Fund, please refer to the Fund’s prospectus. If you have any questions, or if you wish to obtain a prospectus for the Fund or would like assistance with changing your investment allocations, you may contact us by writing Protective Life at P.O. Box 10648 Birmingham, AL 35202-0648 or calling toll free at 800-456-6330.

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